UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021 (August 23, 2021)

AGILETHOUGHT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39157	87-2302509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd. Suite 1650E, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(971) 501-1140

(Registrant’s telephone number, including area code)

LIV Capital Acquisition Corp.

Torre Virreyes

Pedregal No. 24, Piso 6-601

Col. Molino del Rey México, CDMX, 11040

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AGIL	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AGILW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 3.03, 5.03, 5.05, 7.01 and 9.01 of Form 8-K.

On August 23, 2021 (the “Closing Date”), AgileThought, Inc., a Delaware corporation (the “Company” or “AgileThought”) (f/k/a LIV Capital Acquisition Corp. (“LIVK”)), consummated the previously announced merger (the “Closing”) pursuant to that certain Agreement and Plan of Merger, dated May 9, 2021 (the “Merger Agreement”), by and among LIVK and  AgileThought, Inc., a Delaware corporation (when referred to in its pre-Business Combination (as defined below) capacity, “Legacy AT”). The Company’s shareholders approved the business combination (the “Business Combination”) and the change of LIVK’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation formed under the laws of the State of Delaware (the “Domestication”) at a special meeting of stockholders held on August 18, 2021 (the “Special Meeting”). In connection with the Special Meeting and the Business Combination, holders of 7,479,065 of LIVK’s Class A ordinary shares (“Class A Ordinary Shares”), or 93% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.07 per share, for an aggregate redemption amount of $75,310,929.45.

On August 20, 2021, the business day prior to the Closing Date, LIVK effectuated the Domestication, pursuant to which each of LIVK’s currently issued and outstanding Class A Ordinary Shares and Class B ordinary shares (“Class B Ordinary Shares”) automatically converted by operation of law, on a one-for-one basis, into shares of Class A common stock of the Company (“Class A Common Stock”). Similarly, all of LIVK’s outstanding warrants became warrants to acquire shares of Class A Common Stock, and no other changes were made to the terms of any outstanding warrants.

Pursuant to the terms of the Merger Agreement, the Business Combination was effected through the merger (the “Merger”) of Legacy AT with and into LIVK, whereupon the separate corporate existence of Legacy AT ceased and LIVK was the surviving corporation. On the Closing Date, the Company changed its name from LIV Capital Acquisition Corp. to AgileThought, Inc.

A description of the Business Combination and the terms of the Merger Agreement are included in the final prospectus and definitive proxy statement, dated July 29, 2021 (the “Proxy Statement/Prospectus”) filed by the Company with the Securities and Exchange Commission (the “SEC”) in the section entitled “The Business Combination” beginning on page 83 of the Proxy Statement/Prospectus.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference.

On the Closing Date, a number of purchasers subscribed to purchase from the Company an aggregate of 2,760,000 shares of the Company’s Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $27,600,000, pursuant to separate subscription agreements (each, a “Subscription Agreement”). The sale of PIPE Shares was consummated immediately prior to the Closing. A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section entitled “The Business Combination—Related Agreements—PIPE Subscription Agreements” beginning on page 100 of the Proxy Statement/Prospectus.

The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the Form of Subscription Agreement, a copy of the form of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

In connection with the Closing, LIV Capital Acquisition Sponsor, L.P. (“LIVK Sponsor”), certain AgileThought equity holders and certain other holders entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”). The terms of the Amended and Restated Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section entitled “Business Combination—Related Agreements—Amended and Restated Registration Rights Agreement” beginning on page 99 of the Proxy Statement/Prospectus.

The foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by the full text of the Amended and Restated Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with the Company’s directors and officers, a form of which is attached hereto as Exhibit 10.11 and incorporated herein by reference.

Voting and Support Agreement

As previously reported, on May 9, 2021, concurrently with the execution of the Merger Agreement, certain of Legacy AT’s equityholders (the “Legacy AT Support Agreement Equityholders”) entered into voting and support agreements (collectively, the “Voting and Support Agreements”) in favor of LIVK and Legacy AT and their respective successors. In connection with the Closing, on August 20, 2021, LIVK and Legacy AT entered into an Amendment to the Voting and Support Agreement with Invertis, LLC and an Amendment to the Voting and Support Agreement with Mauricio Garduño González Elizondo, which amended the respective Voting and Support Agreements for Invertis, LLC and Mr. González Elizondo to permit certain pledges of shares of Class A Common Stock to a lender as collateral for a loan from such lender.

In the Voting and Support Agreements, among other things, the Legacy AT Support Agreement Equityholders each agreed, with certain exceptions, to a lock-up for a period ending on the earlier of (a) the date that is 180 days from the Closing and (b) the date on which the closing price of shares of Class A Common Stock on Nasdaq equals or exceeds $12.50 per share for any 20 trading days within a 30-trading day period following 150 days following the date of the Closing, with respect to any securities of Surviving Pubco that they receive as merger consideration under the Merger Agreement. In connection with the Closing, in order to meet the listing requirements of the Nasdaq Capital Market, LIVK and Legacy AT agreed to waive the lock-up restrictions for certain Legacy AT Support Agreement Equityholders, which does not include any of the Company’s directors or officers, any entities or persons affiliated with LIVK’s sponsor or any affiliates of the Company’s directors or officers or LIVK’s sponsor. Pursuant to the waiver, following consummation of the Business Combination, 2,495,041 shares of Class A Common Stock were not subject to lock-up restrictions pursuant to the Voting and Support Agreements.

The foregoing descriptions of the Voting and Support Agreements and the Amendment to the Voting and Support Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Voting and Support Agreements, the form of which is attached as Exhibits 10.2, and the Amendment to the Voting and Support Agreement with Invertis LLC and the Amendment to the Voting and Support Agreement with Mr. Gonzalez, which are attached as Exhibits 10.21 and 10.22, respectively, to this Current Report and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Merger, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and in documents incorporated herein by reference may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Current Report on Form 8-K and in documents incorporated herein are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (many of which are difficult to predict and beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	changes in domestic and foreign business, market, financial, political, regulatory and legal conditions;

●	the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations;

●	the financial and business performance of the Company, including financial projections and business metrics and any underlying assumptions thereunder;

●	the Company’s ability to repay and/or continue to service its indebtedness;

●	the Company’s ability to develop, maintain and expand client relationships, including relationships with its largest clients;

●	the Company’s ability to successfully identify and integrate any future acquisitions;

●	the Company’s ability to attract and retain highly skilled information technology professionals;

●	the Company’s ability to maintain favorable pricing, utilization rated and productivity levels for its information technology professionals and their services;

●	the Company’s ability to innovate successfully and maintain its relationships with key venders;

●	the Company’s ability to provide its services without security breaches and comply with changing regulatory, legislative and industry standard developments regarding privacy and data security matters;

●	the Company’s ability to operate effectively in multiple jurisdictions in Latin America and in the United States in the different business, market, financial, political, legal and regulatory conditions in the different markets;

●	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

●	developments and projections relating to the Company’s competitors and industry;

●	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and the actions the Company may take in response thereto;

●	expectations regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012, as amended;

●	the Company’s future capital requirements and sources and uses of cash;

●	the Company’s ability to obtain funding for its future operations;

●	the Company’s business, expansion plans and opportunities;

●	the outcome of any known and unknown litigation or legal proceedings and regulatory proceedings involving the Company; and

●	other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 25 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business and Properties

The business and properties of LIVK and Legacy AT prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections entitled “Business of LIVK” beginning on page 181 and “Business of AT” beginning on page 183 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 25 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements

The unaudited condensed consolidated financial statements as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 of Legacy AT have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in Exhibit 99.1, which are incorporated herein by reference.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy AT as of and for the years ended December 31, 2020, 2019 and 2018 and the related notes included in the Proxy Statement/Prospectus beginning on page F-24 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy AT prior to the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AT” beginning on page 198 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy AT for the six months ended June 30, 2021 and 2020, are included in Exhibit 99.2 hereto, and incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is set forth in the Proxy Statement/Prospectus in the sections entitled “Management After the Business Combination” and “Executive Compensation” beginning on page 230 and page 237, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Directors

Upon the Closing, the size of the board of directors of the Company (the “Board”) was set at eleven members. Upon the Closing, each of Gerardo Benitez, Roberto Langenauer, Mauricio Garduño, Marina Diaz Ibarra, Mauricio Rioseco, Alejandro Rojas, Diego Zavala, Andres Borrego, Alexander R. Rossi, Arturo Saval and Manuel Senderos were elected to serve as directors on the Board.

Messrs. Benitez, Langenauer and Garduño were appointed to serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing; Ms. Ibarra and Messrs. Rioseco, Rojas and Zavala were appointed to serve as Class II directors, with terms expiring at the Company’s second annual meeting of stockholders following the Closing; and Messrs. Borrego, Rossi, Saval and Senderos were appointed to serve as Class III directors, with terms expiring at the Company’s third annual meeting of stockholders following the Closing. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Executive Officers and Directors” beginning on page 230 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Independence of Directors

The Board has determined that each of Arturo Saval, Roberto Langenauer, Andres Borrego, Gerardo Benitez, Alexander R. Rossi, Alejandro Rojas and Marina Diaz Ibarra will qualify as “independent directors,” as defined under the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq listing rules”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Committees of the Board of Directors

Effective upon the consummation of the Business Combination, the standing committees of the Board consist of an audit committee (the “Audit Committee”) and a compensation committee (the “Compensation Committee”). Each of the committees reports to the Board.

Effective upon the consummation of the Business Combination, the Board appointed Messrs. Rossi and Rojas and Ms. Ibarra to serve on the Audit Committee, with Mr. Rojas as chair of the Audit Committee. Effective upon the consummation of the Business Combination, the Board appointed Messrs. Rossi and Rojas and Ms. Ibarra to serve on the Compensation Committee, with Ms. Ibarra as chair of the Compensation Committee.

Executive Officers

Effective upon the consummation of the Business Combination, the Board appointed the following individuals as the Company’s executive officers: Manuel Senderos Fernández to serve as Chief Executive Officer, Federico Alberto Tagliani to serve as Global Chief Operating Officer, Jorge Pliego Seguin to serve as Chief Financial Officer, Kevin Johnston to serve as Chief Revenue Officer, Mauricio Garduño González Elizondo to serve as Vice President, Business Development and Diego Zavala to serve as Vice President, M&A. The biographical information for the new executive officers is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 230 of the Proxy Statement/Prospectus, is incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement/Prospectus in the sections entitled “Executive Compensation—New AT Executive Officer and Director Compensation Following the Business Combination—Director Compensation” beginning on page 243 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of Company’s executive officers is set forth in the Proxy Statement/Prospectus in the section entitled “Executive Compensation” beginning on page 237 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreements of Messrs. Senderos, Seguin and Johnston, copies of which are attached hereto as Exhibit 10.16, Exhibit 10.18 and Exhibit 10.19, respectively, and incorporated herein by reference.

On the Closing Date, the board of directors of the Company approved the grant of 2,150,000 value generation restricted stock unit awards (“value generation RSUs”), including 2,050,000 value generation RSUs to the Company’s executive officers, with the terms as described in the section entitled “Executive Compensation—AT—New AT Executive Officer and Director Compensation Following the Business Combination—Value Generation RSUs” beginning on page 244 of the Proxy Statement/Prospectus.

Beneficial Ownership of Securities

The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of the Company’s Class A Common Stock as of the Closing Date, after giving effect to the Closing, by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of Class A Common Stock;

●	each of the Company’s named executive officers and directors;

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 41,970,915 shares of the Company’s Class A Common Stock issued and outstanding as of the Closing Date and other than as noted below, do not take into account the issuance of any shares of Class A Common Stock upon the exercise of 10,861,250 warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share (the “Warrants”) to purchase an aggregate of 10,861,250 shares of Class A Common Stock. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Class A Common Stock.

Name of Beneficial Owner(1)	Number of Shares of Class A Common Stock Beneficially Owned	% of Ownership
Directors and Named Executive Officers
Alexander R. Rossi(2) Director	582,818	1.4%
Alejandro Rojas Domene Director	127,929	*
Mauricio Jorge Rioseco Orihuela Director	1,077,703	2.6%
Arturo José Saval Pérez(5) Director	10,012,377	23.9%
Roberto Langenauer Neuman(5) Director	10,012,377	23.9%
Andrés Borrego y Marrón Director	—	—
Gerardo Benítez Peláez Director	—	—
Marina Diaz Ibarra Director	—	—
Manuel Senderos(3) Chief Executive Officer and Chairman of the New AT Board of Directors	4,595,176	10.9%
Jorge Pliego Chief Financial Officer	75,768	*
Kevin Johnston Chief Revenue Officer	31,121	*
Federico Alberto Global Chief Operating Officer	90,954	*
Mauricio Garduño González Elizondo(4) Vice President, Business Development and Director	997,628	2.4%
Diego Zavala Vice President, M&A and Director	2,281,167	5.4%

All directors and executive officers after the business combination as a group (14 persons)	19,872,641	47.0%
Five Percent Holders:
Nexxus Capital(5)	10,012,377	23.9
Credit Suisse(6)	9,596,232	22.9%
Invertis, LLC(3)	4,595,176	10.9%
Diego Zavala	2,281,167	5.4%

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of those listed in the table above is 222 W. Las Colinas Blvd. Suite 1650E, Irving, Texas, 75039.

(2)	Includes 300,125 shares of Class A Common Stock that are issuable upon the exercise of private placement warrants that are exercisable within 60 days of the Closing Date.

(3)	Mr. Senderos holds his shares through Invertis, LLC. Includes 1,200,000 shares of Class A Common Stock pledged as security for indebtedness. The pledge was reviewed and approved by the board of directors as a grandfathered pledge.

(4)	Includes 30,000 shares of Class A Common Stock pledged as security for indebtedness. The pledge was reviewed and approved by the board of directors as a grandfathered pledge.

(5)	Consists of (i) 5,237,261 shares of Class A Common Stock held of record by Banco Nacional de México, S.A., Member of Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the irrevocable trust No. F/173183, and (ii) 4,775,116 shares Class A Common Stock held of record by Nexxus Capital Private Equity Fund VI, L.P. (collectively, the “Nexxus Funds”). The Nexxus Funds’ investors are the record holders of the shares of Class A Common Stock. Notwithstanding the foregoing, the manager of Nexxus Funds, Nexxus Capital Administrador VI, S.C., has, via the Nexxus Funds’ agreements, certain voting and investment discretion. Nexxus Capital Administrador VI, S.C., wholly owned by Nexxus Capital, S.A.P.I. de C.V. and said entity´s majority ownership owned by Roberto Langenauer and Arturo José Saval, thus said individuals have voting and investment discretion of Nexxus Capital, S.A.P.I. de C.V., hence have voting and investment discretion of the Class A Common Stock. The business address of Nexxus Capital is Av. Vasco de Quiroga No. 3880 — 2nd fl., Lomas de Santa Fe, Cuajimalpa, 05348, Mexico City, Mexico.

(6)	Consists of (i) 6,259,138 shares of Class A Common Stock held of record by Banco Nacional de México, S.A., Member of Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the trust No. F/17938-6 and (ii) 3,337,094 shares of Class A Common Stock held of record by Banco Nacional de México, S.A., Member of Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the trust No. F/17937-8 (collectively, the “Credit Suisse Investors). The business address of the Credit Suisse Investors is Av. Paseo de la Reforma 115, Lomas — Virreyes, Lomas de Chapultepec, Miguel Hidalgo, 11000 Ciudad de Mexico, CDMX.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section entitled “Certain AT Relationships and Related Party Transactions” beginning on page 252 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus in the section “Annex G—LIVK’s Annual Report on Form 10-K/A, filed with the SEC on May 13, 2021” and “Business of AT—Legal Proceedings” on pages G-22 and 197, respectively, of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Prior to the Business Combination, LIVK’s units, Class A Ordinary Shares and publicly-held warrants (the “Public Warrants”) were historically quoted on The Nasdaq Stock Market LLC under the symbols “LIVKU,” “LIVK” and “LIVKW,” respectively. On August 24, 2021, the Class A Common Stock and Public Warrants began trading on The Nasdaq Capital Market under the new trading symbols “AGIL” and “AGILW,” respectively.

As of the Closing Date and following the consummation of the Business Combination, the Company had 41,970,915 shares of Class A Common Stock issued and outstanding held of record by 351 holders and 10,861,250 warrants (including the Public Warrants and the warrants held by LIV Capital Acquisition Sponsor, L.P. and its permitted transferees (the “Private Warrants”)) outstanding held of record by 15 holders. As of the Closing Date and following the consummation of the Business Combination, LIVK’s units ceased trading on The Nasdaq Capital Market.

As a result of the Domestication, all of LIVK’s Class A Ordinary Shares and Class B Ordinary Shares automatically converted into shares of Class A Common Stock of AgileThought on a one-for-one basis. LIVK’s Public Warrants and Private Warrants became warrants for Class A Common Stock of AgileThought.

Dividends

The Company has not paid any cash dividends on the Class A Ordinary Shares, Class B Ordinary Shares or Class A Common Stock to date. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements, general financial condition, contractual restrictions and other factors that the Board may deem relevant and will be within the discretion of the Board at such time. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of Class A Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Class A Common Stock

A description of the Class A Common Stock is included in the Proxy Statement/Prospectus in the section entitled “Description of Securities—Authorized and Outstanding Stock—Class A Common Stock” beginning on page 259 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Company’s warrants is included in the Proxy Statement/Prospectus in the section entitled “Description of Securities—Warrants” beginning on page 260 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Limitation of Liability and Indemnification” beginning on page 236 of the Proxy Statement/Prospectus, which is incorporated herein by reference. On the Closing Date, the Company entered into indemnification agreements with the Company’s directors and officers, a form of which is attached hereto as Exhibit 10.11 and incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Report relating to the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02.

The securities issued in connection with the Subscription Agreements have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 23, 2021, the Board approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. KPMG served as the independent registered public accounting firm of Legacy AT prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed on the Closing Date that it would be dismissed and replaced by KPMG as the Company’s independent registered public accounting firm.

Marcum’s report on the Company’s balance sheets as of December 31, 2020 and 2019, the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2020 and for the period from October 2, 2019 (inception) to December 31, 2019, and the related notes to the financial statements (collectively, the “financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the substantial doubt about the Company's ability to continue as a going concern.

During the period from October 2, 2019 (inception) to December 31, 2020 and the subsequent interim period through June 30, 2021, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

During the period from October 2, 2019 (inception) to December 31, 2020, and the interim period through June 30, 2021, the Company did not consult KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Marcum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 5.01.	Changes in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Business Combination, a change of control of LIVK has occurred, and the stockholders of LIVK as of immediately prior to the Closing held 6.3% of the outstanding shares of Class A Common Stock immediately following the Closing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

AgileThought, Inc. 2021 Equity Incentive Plan

At the Special Meeting, the stockholders of the Company considered and approved the AgileThought, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was previously approved, subject to stockholder approval, by the board of directors of LIVK on August 18, 2021, and on the Closing Date, the Board ratified the approval of the 2021 Plan. The 2021 Plan became effective immediately upon the Closing.

A description of the 2021 Plan is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 12—The Equity Incentive Plan Proposal” beginning on page 156 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2021 Plan is qualified in its entirety by the full text of the 2021 Plan, which is attached hereto as Exhibit 10.12 and incorporated herein by reference.

AgileThought, Inc. 2021 Employee Stock Purchase Plan

At the Special Meeting, the stockholders of the Company considered and approved the AgileThought, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”). The 2021 ESPP was previously approved, subject to stockholder approval, by the board of directors of LIVK on August 18, 2021, and on the Closing Date, the Board ratified the approval of the 2021 ESPP. The 2021 ESPP became effective immediately upon the Closing.

A description of the 2021 ESPP is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 13—The Employee Stock Purchase Plan Proposal” beginning on page 163 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2021 ESPP is qualified in its entirety by the full text of the 2021 ESPP, which is attached hereto as Exhibit 10.14 and incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Merger, LIVK ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus in the section entitled “The Business Combination” beginning on page 83 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited condensed consolidated financial statements of Legacy AT as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 and the related notes are included in Exhibit 99.1 and are incorporated herein by reference.

The audited consolidated financial statements of Legacy AT as of and for the years ended December 31, 2020, 2019 and 2018 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-24 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed financial statements of LIVK as of June 30,2021 and for the three and six months ended June 30, 2021 and 2020 and the related notes are included in LIVK’s Quarterly Report on Form 10-Q (File No. 001-39157), filed with the SEC on August 9, 2021 and are incorporated herein by reference.

The audited consolidated financial statements of LIVK as of and for the year ended December 31, 2020 and December 31, 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page G-52 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of May 9, 2021, by and among LIVK and AT (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on May 10, 2021).
3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
4.1	Form of Class A Common Stock Certificate of the Company.
4.2	Form of Warrant Certificate of the Company.
4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and LIVK (incorporated by reference to Exhibit 4.1 of LIVK’s Current Report on Form 8-K (No. 001-39157), filed with the SEC on December 13, 2019).
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 of LIVK’s Form 8-K/A (File No. 001-39157), filed with the SEC on May 11, 2021).
10.2	Form of Voting and Support Agreement (incorporated by reference to Exhibit 10.2 of LIVK’s Form 8-K/A (File No. 001-39157), filed with the SEC on May 11, 2021).
10.3	Sponsor Letter Agreement, dated May 9, 2020, by and among LIVK, Sponsor, AT and the other parties thereto (incorporated by reference to Exhibit 10.3 of LIVK’s Form 8-K/A (File No. 001-39157), filed with the SEC on May 11, 2021).
10.4*	Amended and Restated Registration Rights Agreement, dated August 23, 2021, between LIVK and certain security holders.
10.5	Letter Agreement, dated December 10, 2019, among LIVK and its officers and directors and LIV Capital Acquisition Sponsor, L.P. (incorporated herein by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed with the SEC on December 13, 2019).
10.6+	Amended and Restated Credit Agreement, dated July 18, 2019, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.6.1+	Waiver and First Amendment to Amended and Restated Credit Agreement, dated January 30, 2020, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8. 1 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.6.2+	Waiver and Second Amendment to Amended and Restated Credit Agreement, dated May 14, 2020, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8. 2 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.6.3+	Waiver and Third Amendment to Amended and Restated Credit Agreement, dated February 2, 2021, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8.3 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.6.4+	Fourth Amendment to Amended and Restated Credit Agreement, dated April 30, 2021, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8.4 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).

10.6.5+	Fifth Amendment to Amended and Restated Credit Agreement, dated June 24, 2021, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8.5 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.6.6	Sixth Amendment to Amended and Restated Credit Agreement, dated July 26, 2021, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8.6 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7+	First Amended and Restated Credit Agreement, dated January 30, 2020, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7.1+	Waiver and First Amendment to First Amended and Restated Credit Agreement, dated May 14, 2020, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9.1 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7.2+	Waiver and Second Amendment to First Amended and Restated Credit Agreement, dated February 2, 2021, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9.2 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7.3+	Third Amendment to First Amended and Restated Credit Agreement, dated April 30, 2021, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9.3 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7.4+	Fourth Amendment to First Amended and Restated Credit Agreement, dated June 24, 2021, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9.4 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7.5	Fifth Amendment to First Amended and Restated Credit Agreement, dated July 26, 2021, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9.5 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.8+	Conversion Agreement, dated May 9, 2021, by and among AT, AN Extend, S.A. de C.V. and each of the lenders party thereto (incorporated by reference to Exhibit 10.10 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.9+	Equity Contribution Agreement, dated February 2, 2021, by and among Banco Invex, S.A., Institución de Banca Múltiple, Invex Grupo Financiero acting solely and exclusively as trustee pursuant to the Contrato de Fideicomiso Irrevocable de Emisión de Certificados Bursátiles Fiduciarios de Desarrollo Número F/2416 identified as “LIV Mexico Growth IV No. F/2416” and LIV Mexico Growth Fund IV, L.P., LIV Capital Acquisition Corp., and AgileThought, Inc. (incorporated by reference to Exhibit 10.11 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.10	Professional Services Agreement between North American Software S.A.P.I. de C.V. and Telte Holdings, S.A. de C.V., dated January 5, 2018 (incorporated by reference to Exhibit 10.12 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).

10.11#	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.12#	AgileThought, Inc. 2021 Equity Incentive Plan.
10.13(a)#	Form of Stock Option Grant Notice.
10.13(b)#	Form of RSU Award Grant Notice.
10.14#	AgileThought, Inc. 2021 Employee Stock Purchase Plan.
10.15#	Consulting Agreement, dated October 1, 2020, by and between AgileThought, Inc. and Invertis LLC (incorporated by reference to Exhibit 10.16 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.16#	Amended and Restated Employment Agreement, dated August 4, 2020, by and between Manuel Senderos Fernández and AgileThought, LLC (incorporated by reference to Exhibit 10.17 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.17#	Second Amended and Restated Employment Agreement, dated July 13, 2021, by and between Manuel Senderos Fernández and AgileThought, LLC (incorporated by reference to Exhibit 10.18 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.18#	Amended and Restated Employment Agreement, dated August 4, 2020, by and between Jorge Pliego and AgileThought, LLC (incorporated by reference to Exhibit 10.19 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.19#	Employment Agreement, dated March 2, 2020, by and between Kevin Johnston and AgileThought, LLC (incorporated by reference to Exhibit 10.20 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.20	Simple Loan Facility, dated July 26, 2021, by and among Exitus Capital S.A.P.I. de C.V., SOFOM E.N.R., AgileThought Digital Solutions S.A.P.I. de C.V. and Diego Zavala (incorporated by reference to Exhibit 10.21 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.21	Amendment to Voting and Support Agreement, dated as of August 20, 2021, among LIV Capital Acquisition Corp., AgileThought, Inc. and Invertis LLC.
10.22	Amendment to Voting and Support Agreement, dated as of August 20, 2021, among LIV Capital Acquisition Corp., AgileThought, Inc. and Mauricio Garduño González Elizondo.
16.1	Letter from Marcum LLP to the SEC, dated August 26, 2021.
21.1	List of Subsidiaries.
99.1	Unaudited historical condensed financial information of the Legacy AT as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy AT for the six months ended June 30, 2021 and 2020.
99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.
99.4	Press Release dated August 23, 2021.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2021

AGILETHOUGHT, INC.

By:	/s/ Jorge Pliego Seguin
Jorge Pliego Seguin
Chief Financial Officer